DERIVED INFORMATION 3/02/045

$16,100,000

Class B-1

Subordinate Bonds Offered

(Approximate)

$1,150,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

HEAT 2005-2

HEAT 2004-7

"Old PPC" =

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the "Fixed PPC") describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the "ARM PPC") describes prepayments starting at 27% CPR in month 1, and remaining at 27% CPR thereafter.

"New PPC" =

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the "Fixed PPC") describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the "ARM PPC") describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months.  In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR.  In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.

Advancing

HEAT 2005-2
CLASS B-1
Triggers Functional
To Maturity	130
12 Mos Lag
100% New PPC
Priced at Par

Table 1 - Class B-1

40% Severity
Yield	4.2%	6.0%	7.9%
Discount Margin	154	137	139
Wtd Ave Life	10.6	11.2	7.5
Total Coll Losses to Maturity	10.0%	8.8%	6.0%
DM-Break CDR	10.9%	9.4%	6.0%
Loss on B-1	-	501,274	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.6	10.8	7.5
Total Coll Losses to Maturity	10.0%	8.7%	6.0%
B/E CDR	10.9%	9.3%	6.0%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	4.0%	6.2%	7.9%
Discount Margin	135	153	137
Wtd Ave Life	11.3	11.5	7.8
Total Coll Losses to Maturity	10.3%	9.0%	6.1%
DM-Break CDR	8.7%	7.4%	4.8%
Loss on B-1	536,896	-	72,271
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.9	11.5	6.7
Total Coll Losses to Maturity	10.2%	9.0%	6.0%
B/E CDR	8.6%	7.4%	4.7%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	4.1%	6.2%	7.8%
Discount Margin	139	152	131
Wtd Ave Life	11.7	11.6	7.9
Total Coll Losses to Maturity	10.5%	9.1%	6.2%
DM-Break CDR	7.2%	6.1%	4.0%
Loss on B-1	452,683	-	275,894
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.1	11.6	6.6
Total Coll Losses to Maturity	10.4%	9.1%	6.1%
B/E CDR	7.1%	6.1%	3.9%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-2
CLASS B-1
Triggers Functional
To Maturity	130
12 Mos Lag
100% Old PPC
Priced at Par

Table 1 - Class B-1

40% Severity
Yield	4.2%	6.2%	8.2%
Discount Margin	149	145	146
Wtd Ave Life	12.1	12.6	13.4
Total Coll Losses to Maturity	11.3%	10.3%	7.5%
DM-Break CDR	11.4%	10.0%	6.8%
Loss on B-1	-	119,405	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	12.1	12.1	13.4
Total Coll Losses to Maturity	11.3%	10.2%	7.5%
B/E CDR	11.4%	9.9%	6.8%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	4.2%	6.2%	8.2%
Discount Margin	149	147	139
Wtd Ave Life	12.4	13.0	14.3
Total Coll Losses to Maturity	11.8%	10.6%	7.8%
DM-Break CDR	9.0%	7.9%	5.5%
Loss on B-1	-	-	348,162
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	12.4	13.0	13.5
Total Coll Losses to Maturity	11.8%	10.6%	7.7%
B/E CDR	9.0%	7.9%	5.4%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	4.3%	6.2%	8.1%
Discount Margin	149	139	133
Wtd Ave Life	13.3	13.7	146,304.0
Total Coll Losses to Maturity	12.2%	11.0%	8.0%
DM-Break CDR	7.5%	6.6%	4.6%
Loss on B-1	-	362,741	625,742
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	13.3	13.0	13.8
Total Coll Losses to Maturity	12.2%	10.8%	7.9%
B/E CDR	7.5%	6.5%	4.5%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2004-7
CLASS B-2
Triggers Functional
To Maturity	190
12 Mos Lag
100% Old PPC
Priced at Par

Table 1 - Class B-2

40% Severity
Yield	7.0%	7.9%
Discount Margin	211	192
Wtd Ave Life	13.1	5.1
Total Coll Losses to Maturity	9.3%	4.8%
DM-Break CDR	8.8%	4.1%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	13.1	8.8
Total Coll Losses to Maturity	9.3%	6.8%
B/E CDR	8.8%	6.0%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

50% Severity
Yield	7.1%	7.9%
Discount Margin	211	192
Wtd Ave Life	13.9	5.2
Total Coll Losses to Maturity	9.6%	5.0%
DM-Break CDR	7.0%	3.3%
Loss on B-1	16,870	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	13.2	7.2
Total Coll Losses to Maturity	9.5%	6.8%
B/E CDR	6.9%	4.7%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

60% Severity
Yield	7.1%	7.9%
Discount Margin	211	192
Wtd Ave Life	14.2	5.2
Total Coll Losses to Maturity	9.8%	4.9%
DM-Break CDR	5.8%	2.7%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	14.2	7.0
Total Coll Losses to Maturity	9.8%	6.9%
B/E CDR	5.8%	3.9%
Loss on B-1	-	-
Libor	Forward	Fwd + 200 bps

No Advancing

HEAT 2005-2
CLASS B-1
Triggers Functional
To Maturity	130
12 Mos Lag
100% New PPC
Priced at Par

Table 1 - Class B-1

40% Severity
Yield	4.0%	6.2%	7.9%
Discount Margin	134	150	138
Wtd Ave Life	11.2	11.5	7.4
Total Coll Losses to Maturity	8.8%	7.5%	5.0%
DM-Break CDR	9.4%	7.7%	4.9%
Loss on B-1	534,493	114,412	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.8	11.0	7.4
Total Coll Losses to Maturity	8.7%	7.4%	5.0%
B/E CDR	9.3%	7.6%	4.9%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	4.2%	6.2%	7.8%
Discount Margin	154	152	137
Wtd Ave Life	11.3	11.6	6.8
Total Coll Losses to Maturity	9.2%	7.8%	5.2%
DM-Break CDR	7.6%	6.3%	4.0%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.3	11.6	6.8
Total Coll Losses to Maturity	9.2%	7.8%	5.2%
B/E CDR	7.6%	6.3%	4.0%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	4.2%	6.1%	7.8%
Discount Margin	153	143	136
Wtd Ave Life	11.4	12.2	6.6
Total Coll Losses to Maturity	9.5%	8.2%	5.4%
DM-Break CDR	6.4%	5.4%	3.4%
Loss on B-1	-	389,432	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.4	11.4	6.6
Total Coll Losses to Maturity	9.5%	8.0%	5.4%
B/E CDR	6.4%	5.3%	3.4%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-2
CLASS B-1
Triggers Functional
To Maturity	130
12 Mos Lag
100% Old PPC
Priced at Par

Table 1 - Class B-1

40% Severity
Yield	4.2%	6.2%	7.9%
Discount Margin	149	147	136
Wtd Ave Life	12.6	12.8	9.2
Total Coll Losses to Maturity	10.0%	8.7%	6.4%
DM-Break CDR	9.7%	8.1%	5.6%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	12.6	12.8	9.2
Total Coll Losses to Maturity	10.0%	8.7%	6.4%
B/E CDR	9.7%	8.1%	5.6%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	4.2%	6.2%	8.0%
Discount Margin	149	147	138
Wtd Ave Life	12.9	13.4	10.1
Total Coll Losses to Maturity	10.6%	9.2%	6.7%
DM-Break CDR	7.9%	6.7%	4.6%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	12.9	13.4	10.1
Total Coll Losses to Maturity	10.6%	9.2%	6.7%
B/E CDR	7.9%	6.7%	4.6%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	4.3%	6.2%	8.1%
Discount Margin	149	147	139
Wtd Ave Life	13.4	13.7	10.7
Total Coll Losses to Maturity	11.1%	9.7%	6.9%
DM-Break CDR	6.7%	5.7%	3.9%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	13.4	13.7	10.7
Total Coll Losses to Maturity	11.1%	9.7%	6.9%
B/E CDR	6.7%	5.7%	3.9%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2004-7
CLASS B-2
Triggers Functional
To Maturity	190
12 Mos Lag
100% Old PPC
Priced at Par

Table 2 - Class B-2

40% Severity
Yield	7.1%	7.9%
Discount Margin	211	192
Wtd Ave Life	13.6	5.2
Total Coll Losses to Maturity	7.8%	4.0%
DM-Break CDR	7.1%	3.3%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	13.6	7.8
Total Coll Losses to Maturity	7.8%	5.6%
B/E CDR	7.1%	4.8%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

50% Severity
Yield	7.1%	7.9%
Discount Margin	208	192
Wtd Ave Life	14.3	5.2
Total Coll Losses to Maturity	8.3%	4.1%
DM-Break CDR	5.9%	2.7%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	13.5	8.0
Total Coll Losses to Maturity	8.2%	5.9%
B/E CDR	5.8%	4.0%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

60% Severity
Yield	7.1%	7.9%
Discount Margin	210	192
Wtd Ave Life	14.3	5.2
Total Coll Losses to Maturity	8.6%	4.3%
DM-Break CDR	5.0%	2.3%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	14.3	8.2
Total Coll Losses to Maturity	8.6%	6.1%
B/E CDR	5.0%	3.4%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

Advancing

HEAT 2005-2
CLASS B-1
Triggers Functional
To Maturity	130
12 Mos Lag
100% New PPC
Priced at Par

Table 1 - Class B-1

200% PPC
Yield	3.7%	5.6%	N/A
Discount Margin	138	135	N/A
Wtd Ave Life	5.3	5.3	N/A
Total Coll Losses to Maturity	5.4%	4.8%	N/A
DM-Break CDR	9.1%	8.0%	N/A
Loss on B-1	251,132	320,106	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	5.1	5.2	4.4
Total Coll Losses to Maturity	5.4%	4.7%	3.0%
B/E CDR	9.0%	7.9%	4.9%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	4.0%	6.2%	7.9%
Discount Margin	135	153	137
Wtd Ave Life	11.3	11.5	7.8
Total Coll Losses to Maturity	10.3%	9.0%	6.1%
DM-Break CDR	8.7%	7.4%	4.8%
Loss on B-1	536,896	-	72,271
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.9	11.5	6.7
Total Coll Losses to Maturity	10.2%	9.0%	6.0%
B/E CDR	8.6%	7.4%	4.7%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	4.4%	6.4%	8.4%
Discount Margin	150	148	146
Wtd Ave Life	17.7	18.7	18.1
Total Coll Losses to Maturity	17.4%	15.8%	12.6%
DM-Break CDR	9.0%	7.8%	5.8%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	17.7	18.7	16.2
Total Coll Losses to Maturity	17.4%	15.8%	12.2%
B/E CDR	9.0%	7.8%	5.6%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-2
CLASS B-1
Triggers Functional
To Maturity	130
12 Mos Lag
100% Old PPC
Priced at Par

Table 1 - Class B-1

200% PPC
Yield	3.7%	5.9%	7.6%
Discount Margin	135	150	139.0%
Wtd Ave Life	6.4	6.4	4.5%
Total Coll Losses to Maturity	6.4%	5.6%	3.7%
DM-Break CDR	9.8%	8.5%	5.3%
Loss on B-1	215,215	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	6.2	6.4	4.5
Total Coll Losses to Maturity	6.3%	5.6%	3.7%
B/E CDR	9.7%	8.5%	5.5%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	4.2%	6.2%	8.2%
Discount Margin	149	147	139
Wtd Ave Life	12.4	13.0	14.3
Total Coll Losses to Maturity	11.8%	10.6%	7.8%
DM-Break CDR	9.0%	7.9%	5.5%
Loss on B-1	-	-	348,162
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	12.4	13.0	13.5
Total Coll Losses to Maturity	11.8%	10.6%	7.7%
B/E CDR	9.0%	7.9%	5.4%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	4.4%	6.4%	8.4%
Discount Margin	142	143	141
Wtd Ave Life	19.9	20.8	19.2
Total Coll Losses to Maturity	19.6%	18.1%	15.1%
DM-Break CDR	9.3%	8.2%	6.3%
Loss on B-1	260,488	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	18.8	20.8	18.1
Total Coll Losses to Maturity	19.4%	18.1%	14.2%
B/E CDR	9.2%	8.2%	5.8%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2004-7
CLASS B-2
Triggers Functional
To Maturity	190
12 Mos Lag
100% Old PPC
Priced at Par

Table 3 - Class B-2

200% PPC
Yield	6.0%	7.4%
Discount Margin	208	193
Wtd Ave Life	5.0	3.4
Total Coll Losses to Maturity	4.9%	1.1%
DM-Break CDR	7.3%	1.6%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	5.0	4.3
Total Coll Losses to Maturity	4.9%	3.1%
B/E CDR	7.3%	4.6%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

100% PPC
Yield	7.1%	7.9%
Discount Margin	211	192
Wtd Ave Life	13.9	5.2
Total Coll Losses to Maturity	9.6%	5.0%
DM-Break CDR	7.0%	3.3%
Loss on B-2	16,870	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	13.2	7.2
Total Coll Losses to Maturity	9.5%	6.8%
B/E CDR	6.9%	4.7%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

50% PPC
Yield	7.3%	9.2%
Discount Margin	205	197
Wtd Ave Life	21.6	20.0
Total Coll Losses to Maturity	16.8%	13.5%
DM-Break CDR	7.3%	5.4%
Loss on B-2	-	465,129
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	22.2	18.8
Total Coll Losses to Maturity	16.9%	13.3%
B/E CDR	7.4%	5.3%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

No Advancing

HEAT 2005-2
CLASS B-1
Triggers Functional
To Maturity	130
12 Mos Lag
100% New PPC
Priced at Par

Table 1 - Class B-1

200% PPC
Yield	3.9%	5.8%	N/A
Discount Margin	162	147	N/A
Wtd Ave Life	5.1	5.4	N/A
Total Coll Losses to Maturity	4.9%	4.2%	N/A
DM-Break CDR	8.2%	6.9%	N/A
Loss on B-1	-	192,034	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	5.1	5.2	4.2
Total Coll Losses to Maturity	4.9%	4.1%	2.6%
B/E CDR	8.2%	6.8%	4.2%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	4.2%	6.2%	7.8%
Discount Margin	154	152	137
Wtd Ave Life	11.3	11.6	6.8
Total Coll Losses to Maturity	9.2%	7.8%	5.2%
DM-Break CDR	7.6%	6.3%	4.0%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.3	11.6	6.8
Total Coll Losses to Maturity	9.2%	7.8%	5.2%
B/E CDR	7.6%	6.3%	4.0%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	4.4%	6.4%	8.4%
Discount Margin	150	148	144
Wtd Ave Life	18.3	19.5	18.4
Total Coll Losses to Maturity	15.7%	13.9%	10.9%
DM-Break CDR	7.8%	6.6%	4.8%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	18.3	19.5	17.1
Total Coll Losses to Maturity	15.7%	13.9%	10.7%
B/E CDR	7.8%	6.6%	4.7%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-2
CLASS B-1
Triggers Functional
To Maturity	130
12 Mos Lag
100% Old PPC
Priced at Par

Table 1 - Class B-1

200% PPC
Yield	3.8%	5.8%	7.6%
Discount Margin	146	147	136.0%
Wtd Ave Life	6.4	5.5	4.1%
Total Coll Losses to Maturity	5.8%	4.9%	3.2%
DM-Break CDR	8.8%	7.3%	4.7%
Loss on B-1	70,423	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	6.2	5.5	4.1
Total Coll Losses to Maturity	5.7%	4.9%	3.2%
B/E CDR	8.7%	7.3%	4.7%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	4.2%	6.2%	8.0%
Discount Margin	149	147	138
Wtd Ave Life	12.9	13.4	10.1
Total Coll Losses to Maturity	10.6%	9.2%	6.7%
DM-Break CDR	7.9%	6.7%	4.6%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	12.9	13.4	10.1
Total Coll Losses to Maturity	10.6%	9.2%	6.7%
B/E CDR	7.9%	6.7%	4.6%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	4.4%	6.4%	8.4%
Discount Margin	145	142	140
Wtd Ave Life	20.1	21.4	19.5
Total Coll Losses to Maturity	17.7%	16.1%	13.0%
DM-Break CDR	8.0%	6.9%	5.2%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	20.1	21.4	18.9
Total Coll Losses to Maturity	17.7%	16.1%	12.5%
B/E CDR	8.0%	6.9%	4.9%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2004-7
CLASS B-2
Triggers Functional
To Maturity	190
12 Mos Lag
100% Old PPC
Priced at Par

Table 4 - Class B-2

200% PPC
Yield	5.9%	7.4%
Discount Margin	204	193
Wtd Ave Life	4.5	3.4
Total Coll Losses to Maturity	4.2%	1.0%
DM-Break CDR	6.3%	1.4%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	4.5	4.2
Total Coll Losses to Maturity	4.2%	2.7%
B/E CDR	6.3%	3.9%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

100% PPC
Yield	7.4%	8.3%
Discount Margin	211	192
Wtd Ave Life	14.4	5.3
Total Coll Losses to Maturity	7.8%	3.8%
DM-Break CDR	5.5%	2.5%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	14.4	8.5
Total Coll Losses to Maturity	7.8%	5.2%
B/E CDR	5.5%	3.5%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

50% PPC
Yield	7.3%	9.1%
Discount Margin	205	195
Wtd Ave Life	22.7	20.1
Total Coll Losses to Maturity	14.7%	11.5%
DM-Break CDR	6.1%	4.4%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps

Wtd Ave Life	22.7	20.1
Total Coll Losses to Maturity	14.7%	11.5%
B/E CDR	6.1%	4.4%
Loss on B-2	-	-
Libor	Forward	Fwd + 200 bps